Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Viasat, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(a)

the accompanying quarterly report on Form 10-Q of the Company for the quarterly period ended September 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2021	/s/ RICHARD BALDRIDGE
Richard Baldridge
Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Viasat, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(a)

the accompanying quarterly report on Form 10-Q of the Company for the quarterly period ended September 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2021	/s/ SHAWN DUFFY
Shawn Duffy
Chief Financial Officer